Exhibit 10.4

                             DRESSER-RAND GROUP INC.
                   GRANT NOTICE FOR 2008 STOCK INCENTIVE PLAN
                             RESTRICTED STOCK UNITS

FOR GOOD AND VALUABLE CONSIDERATION, Dresser-Rand Group Inc. (the "Company"), hereby grants to Grantee named below the number of restricted stock units specified below (the "Award"), upon the terms and subject to the conditions set forth in this Grant Notice, the Dresser-Rand Group Inc. 2008 Stock Incentive Plan (the "Plan") and the Standard Terms and Conditions (the "Standard Terms and Conditions") adopted under such Plan and provided to Grantee, each as amended from time to time. Each restricted stock unit subject to this Award represents the right to receive on one share of the Company's Common Shares, subject to the conditions set forth in this Grant Notice, the Plan and the Standard Terms and Conditions. This Award is granted pursuant to the Plan and is subject to and qualified in its entirety by the Standard Terms and Conditions. The Standard Terms and Conditions may be accessed through Grantee's personal Smith-Barney Benefit Access account in the Plan Documents section.

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Name of Grantee:
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Grant Date:
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Number of restricted stock
units subject to the Award:
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Vesting Schedule:
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By accepting this Grant Notice, Grantee acknowledges that he or she has received and read, and agrees that this Award shall be subject to, the terms of this Grant Notice, the Plan and the Standard Terms and Conditions.



DRESSER-RAND GROUP INC.
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                                                    Grantee Signature
By
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Title:                                    Address (please print):
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                             DRESSER-RAND GROUP INC.
                        STANDARD TERMS AND CONDITIONS FOR
                             RESTRICTED STOCK UNITS

These Standard Terms and Conditions apply to any Award of restricted stock units granted to an employee or a nonemployee director of the Company under the Dresser-Rand Group Inc. 2008 Stock Incentive Plan (the "Plan"), which are evidenced by a Grant Notice or an action of the Committee that specifically refers to these Standard Terms and Conditions.

1.    TERMS OF RESTRICTED STOCK UNITS

      Dresser-Rand Group Inc., a Delaware corporation (the "Company"), has granted to the Grantee named in the Grant Notice provided to said Grantee herewith (the "Grant Notice") an award of a number of restricted stock units (the "Award") specified in the Grant Notice. Each restricted stock unit represents the right to receive one share of the Company's Common Shares, $0.01 par value per share (the "Common Shares"), upon the terms and subject to the conditions set forth in the Grant Notice, these Standard Terms and Conditions, and the Plan, each as amended from time to time. For purposes of these Standard Terms and Conditions and the Grant Notice, any reference to the Company shall, unless the context requires otherwise, include a reference to any Affiliate, as such term is defined in the Plan.

2.    VESTING OF RESTRICTED STOCK UNITS

      The Award shall not be vested as of the Grant Date set forth in the Grant Notice and shall be forfeitable unless and until otherwise vested pursuant to the terms of the Grant Notice and these Standard Terms and Conditions. After the Grant Date, subject to termination or acceleration as provided in these Standard Terms and Conditions and the Plan, the Award shall become vested as described in the Grant Notice with respect to that number of restricted stock units as set forth in the Grant Notice. Notwithstanding anything contained in these Standard Terms and Conditions to the contrary, (i) if the Grantee's employment or other service terminates by reason of death or Disability before all of the Restricted Stock Units have vested, a pro rata portion of the Restricted Stock Units shall become vested, and, unless otherwise determined by the Committee, the remaining Restricted Stock Units shall be forfeited and canceled as of the date of such termination and (ii) if the Grantee's employment or other service terminates for any reason other than death or Disability, any then unvested Restricted Stock Units held by the Grantee shall be forfeited and canceled as of the date of such termination. For purposes of this Section 2, "pro-rata portion" means a percentage, where the numerator is the portion of the vesting period of the Restricted Stock Units that expired prior to the Grantee's termination, and the denominator is the number of days in such period.

3.    SETTLEMENT OF RESTRICTED STOCK UNITS

      Vested Restricted Stock Units shall be settled by the delivery to the Grantee or a designated brokerage firm of one Share per vested Restricted Stock Unit as soon as reasonably practicable following the vesting of such Restricted Stock Units, and in all events no later than March 15 of the year following the year of vesting (unless delivery is deferred pursuant to a nonqualified deferred compensation plan in accordance with the requirements of Section 409A of the Code).


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4.    RIGHTS AS STOCKHOLDER

      The Grantee shall have no voting rights or the right to receive any dividends with respect to Common Shares underlying Restricted Stock Units unless and until such Common Shares are reflected as issued and outstanding shares on the Company's stock ledger.

5.    CHANGE IN CONTROL

      Unless otherwise provided in an employment, severance or other agreement between the Company and the Grantee, the Committee shall determine the effect of a Change in Control on the Restricted Stock Units. Without limitation, the Committee may provide for the acceleration of vesting of, or the lapse of transfer or other similar restrictions on, any unvested Restricted Stock Units, for a cash payment based on the Change in Control Price in settlement of the Restricted Stock Units, or for the assumption or substitution of Restricted Stock Units by the Grantee's employer (or the parent or an Affiliate of such employer) or other service recipient that engages the Grantee immediately following the Change in Control.

6.    RESTRICTIONS ON RESALES OF SHARES

      The Company may impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by the Grantee or other subsequent transfers by the Grantee of any Common Shares issued in respect of vested Restricted Stock Units, including without limitation (a) restrictions under an insider trading policy, (b) restrictions designed to delay and/or coordinate the timing and manner of sales by Grantee and other holders and (c) restrictions as to the use of a specified brokerage firm for such resales or other transfers.

7.    INCOME TAXES

      The Company shall not deliver shares in respect of any Restricted Stock Units unless and until the Grantee has made arrangements satisfactory to the Committee to satisfy applicable withholding tax obligations. Unless otherwise permitted by the Committee, withholding shall be effected by withholding Common Shares issuable in connection with the delivery of the Restricted Stock Units. The Grantee acknowledges that the Company shall have the right to deduct any taxes required to be withheld by law in connection wit the delivery of the Restricted Stock Units from any amounts payable by it to the Grantee (including, without limitation, future cash wages).


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8.    NON-TRANSFERABILITY OF AWARD

      The Grantee represents and warrants that the Restricted Stock Units are being acquired by the Grantee solely for the Grantee's own account for investment and not with a view to or for sale in connection with any distribution thereof. The Grantee further understands, acknowledges and agrees that, except as otherwise provided in the Plan, the Restricted Stock Units may not be sold, assigned, transferred, pledged or otherwise directly or indirectly encumbered or disposed of except to the extent expressly permitted hereby and at all times in compliance with the U.S. Securities Act of 1933, as amended, and the rules and regulations of the Securities Exchange Commission thereunder, and in compliance with applicable state securities or "blue sky" laws and non-U.S. securities laws. Unless permitted by the Committee, the Restricted Stock Units may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated by the Grantee other than by will or the laws of descent and distribution.

9.    THE PLAN AND OTHER AGREEMENTS

      In addition to these Terms and Conditions, the Award shall be subject to the terms of the Plan, which are incorporated into these Standard Terms and Conditions by this reference. Certain capitalized terms not otherwise defined herein are defined in the Plan. In the event of a conflict between the terms and conditions of these Standard Terms and Condition and the Plan, the Plan controls.

      Subject to the next paragraph, the Grant Notice, these Standard Terms and Conditions and the Plan constitute the entire understanding between the Grantee and the Company regarding the Award, and any prior agreements, commitments or negotiations concerning the Award are superseded.

      The Award (including the terms described herein) are subject to the provisions of the Plan and, if the Grantee is outside the U.S., there may be an addendum containing special terms and conditions applicable to grants in the Grantee's country. The grant of the Restricted Stock Units to any such Grantee is contingent upon the Grantee executing and returning any such addendum in the manner directed by the Company.

10.   NOT A CONTRACT FOR EMPLOYMENT.

      Nothing in the Plan, in the Grant Notice, these Standard Terms and Conditions or any other instrument executed pursuant to the Plan shall confer upon the Grantee any right to continue in the Company's employ or service nor limit in any way the Company's right to terminate the Grantee's employment or other service at any time for any reason.

11.   SEVERABILITY.

      In the event that any provision of these Standard Terms and Conditions is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of these Standard Terms and Conditions shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.


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12.   HEADINGS.

      The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of these Standard Terms and Conditions, nor shall they affect its meaning, construction or effect.

13.   FURTHER ASSURANCES.

      Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of these Standard Terms and Conditions.

14.   BINDING EFFECT.

      These Standard Terms and Conditions shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns.

15.   ELECTRONIC DELIVERY

      By executing the Grant Notice, the Grantee hereby consents to the delivery of information (including, without limitation, information required to be delivered to the Grantee pursuant to applicable securities laws) regarding the Company and the Subsidiaries, the Plan, and the Restricted Stock Units via Company web site or other electronic delivery.


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